PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

Supplement dated September 20, 2016
to Prospectuses dated April 29, 2016

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference.  This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own.  Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.

We are issuing this Supplement to reflect a change to the AST Value Equity Portfolio of Advanced Series Trust.  Please check your Annuity Prospectus to determine if the following change affects the Annuity that you own.  If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.  Accordingly, we make the following change to your Annuity Prospectus:

AST Value Equity Portfolio.  Effective on or about October 17, 2016, the AST Value Equity Portfolio will be replacing its subadviser.  T. Rowe Price Associates, Inc. will replace Herndon Capital Management, LLC as subadviser to the Portfolio.  Accordingly, all references in the Prospectus to Herndon Capital Management, LLC as subadviser to the Portfolio are hereby replaced with T. Rowe Price Associates, Inc.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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